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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579



                          -----------------------------



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) -- November 19, 1998


                          SPEEDFAM INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


     Illinois                   0-26784                          36-2421613
---------------------       ------------------            ----------------------
 (State of other              (Commission                      (IRS Employer
 jurisdiction of              File Number)                  Identification No.)
  incorporation)


 305 North 54th Street, Chandler, Arizona                          85226
 -------------------------------------------------             ---------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (602) 705-2100
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ITEM 5.              OTHER EVENTS.

         On November 19, 1998, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Registrant, SpeedFam, Inc., the Registrant's wholly-owned subsidiary ("Merger Sub") and Integrated Process Equipment Corp. ("IPEC"), providing for the merger of IPEC with Merger Sub (the "Merger"). Upon consummation of the Merger, the surviving corporation of the Merger will be a wholly-owned subsidiary of the Registrant.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

2.1 Agreement and Plan of Merger, dated November 19, 1998, by and among the Registrant, SpeedFam, Inc., a wholly-owned subsidiary of the Registrant ("Merger Sub") and Integrated Process Equipment Corp. ("IPEC").

2.2 Stock Option Agreement, dated November 19, 1998, between the Registrant and IPEC.

2.3 Stock Option Agreement, dated November 19, 1998, between IPEC and the Registrant.

99.1     Press Release, dated November 19, 1998.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SPEEDFAM INTERNATIONAL, INC.


Date:  November 23, 1998                         By:     /s/ Roger K. Marach
                                                     ---------------------------
                                                 Name:  Roger K. Marach
                                                 Title:  Chief Financial Officer
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                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger, dated November 19, 1998, by and among the Registrant, SpeedFam, Inc., a wholly-owned subsidiary of the Registrant ("Merger Sub") and Integrated Process Equipment Corp. ("IPEC").

2.2 Stock Option Agreement, dated November 19, 1998, between the Registrant and IPEC.

2.3 Stock Option Agreement, dated November 19, 1998, between IPEC and the Registrant.

99.1     Press Release, dated November 19, 1998.